================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8_K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 8, 2000

                            ALLNET SERVICES.COM CORP.
                            -------------------------
             (Exact name of registrant as specified in this charter)



     Florida                         000-30108             65-0755455
     -------                         ---------             ----------
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation                     File Number)       Identification No.)



           3650 Coral Ridge Drive, Suite 101, Coral Springs, FL 33065
           ----------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (954) 346-7575


================================================================================

Item 1. Changes in control of registrant.


         Not Applicable.

Item 2. Acquisition or disposition of assets.

         Not Applicable

Item 3. Bankruptcy or receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

          Effective May 8, 2000, the Registrant discharged Berkowitz, Dick Pollack & Brant, LLP as the Company's auditors. There upon, the Company's Board of Directors recommend and approved the retention of Robert Jarkow, CPA, as the Company's new certifying accountants. The former principal account's statements of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Item 5. Other events.

         Not Applicable.

Item 6. Resignation of registrant's directors.

         Not applicable.

Item 7.  Financial Statement and Exhibits.

         (a)      Exhibits
                  --------

                  1 Letter from Registrant's former certifying accountant confirming the statements in Item 4 above.

Item 8.  Change in Fiscal Year

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ALLNET SERVICES.COM CORP.
                                         -----------------------------
                                               (Registrant)

By: /s/ Robert Aubel
    ------------------------------
    Robert Aubel, President & CEO





Dated: May 8, 2000.